UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2024

AXIL BRANDS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41958	47-4125218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212

(Address of principal executive offices) (Zip Code)

(888) 638-8883

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AXIL	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the AXIL Brands, Inc. (the “Company”) 2024 Annual Meeting of Stockholders held on December 18, 2024 (the “Annual Meeting”), the Company’s stockholders approved the AXIL Brands, Inc. Amended and Restated 2022 Equity Incentive Plan (as amended and restated, the “Plan”), which had previously been approved by the Company’s Board of Directors, subject to stockholder approval. The Plan increased the number of shares reserved for issuance thereunder by 800,000 shares. A summary of the Plan is included in Proposal 5 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 24, 2024 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The summary of the Plan in the Proxy Statement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on December 18, 2024, at 9:00 am Pacific Time, at 9150 Wilshire Boulevard, Suite 245, Beverly Hills, California 90212. At the Annual Meeting:

1.	Jeff Toghraie and Jeff Brown were elected to serve as Class III directors for terms that will expire at the 2027 Annual Meeting of Stockholders.

2.	The appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2025 was ratified.

3.	The compensation of the Company’s named executive officers was approved on an advisory, non-binding basis.

4.	A “three year” frequency of future advisory votes on the compensation of the Company’s named executive officers was approved on an advisory, non-binding basis.

5.	The Plan was approved.

The voting results for each such matter were as follows:

Proposal 1. Election of Class III Directors

Nominee	For	Withheld	Broker Non-Votes
Jeff Toghraie	4,395,162	12,171	31,815
Jeff Brown	4,395,582	11,751	31,815

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
4,427,764	10,346	1,038	—

Proposal 3. Advisory, Non-Binding Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
4,378,727	25,081	3,525	31,815

Proposal 4. Advisory, Non-Binding Vote on the Frequency of Advisory Votes on Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
1,641,693	123,874	2,602,489	39,277	31,815

Proposal 5. Approval of the Plan

For	Against	Abstain	Broker Non-Votes
4,354,051	27,276	26,006	31,815

In light of the outcome of the stockholder vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, the Board of Directors has determined to hold the advisory vote on the compensation of the Company’s named executive officers every three years until the next required vote on the frequency of such votes. Accordingly, the next stockholder advisory vote on executive compensation is expected to be held at the Company’s 2027 Annual Meeting of Stockholders. The next advisory vote on the frequency of future advisory votes on executive compensation is required to occur no later than the Company’s 2030 Annual Meeting of Stockholders.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1*	AXIL Brands, Inc. Amended and Restated 2022 Equity Incentive Plan (effective as of December 18, 2024).
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

* Management contract or compensatory plan, contract, or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIL BRANDS, INC.

Date: December 18, 2024	By:	/s/ Jeff Toghraie
	Name:	Jeff Toghraie
	Title:	Chief Executive Officer